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                                  Exhibit 10.8

                           COLLATERAL AGENT AGREEMENT

        This Collateral Agent Agreement (the "Collateral Agreement") is executed on May 8, 2001, entered into and effective as of the 1st day of January, 2001 (the "Effective Date") by and between Princeton BioMeditech Corporation, a New Jersey corporation ("PBM"), and Worldwide Medical Corporation, a Delaware corporation ("Worldwide"). PBM and Worldwide are sometimes collectively referred to herein as "Parties" and individually as "Party". Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Promissory Note (as hereinafter defined).

                                    RECITALS

        A. Worldwide has executed a Convertible Secured Promissory Note dated as of the Effective Date in favor of PBM (the "Promissory Note"), pursuant to which Worldwide has agreed to pay PBM the principal amount of $631,513.37.

        B. The Promissory Note provides, among other things, that, the Obligations of Worldwide thereunder shall be secured by, in part, an aggregate of 1,515,000 shares of Worldwide's Common Stock (the "Collateral Shares"), to be released to PBM under the terms of the Promissory Note and the Security Agreement of even date herewith that is being executed in connection with the execution of this Collateral Agreement (the "Security Agreement").

        NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PBM and Worldwide, intending to be legally bound hereby, agree as follows:

        1.      Appointment of Collateral Agent; Commencement and Termination.

                (a) Worldwide and PBM hereby nominate, constitute and appoint Randolf W. Katz, Esq. as Collateral Agent (the "Collateral Agent") upon the terms and conditions set forth in this Agreement, the Promissory Note and the Security Agreement. It is intended by the Parties and the Collateral Agent that, to the extent required in order to perfect PBM's first lien position in the Collateral Shares, the Collateral Agent shall be deemed an agent of PBM.

                (b) Worldwide shall deliver to the Collateral Agent by no later than June 8, 2001 a certificate or certificates representing the Collateral Shares as provided for under the terms of the Security Agreement. The Collateral Shares shall not be registered under the Securities Act of 1933 or any state blue sky law, and shall bear a restrictive legend so indicating. The number of Collateral Shares shall be subject to adjustment on the same terms and conditions as provided for in Section 7 of any of the Warrants issued by Worldwide to PBM in connection with the issuance of the Promissory Note, such that whenever there shall be an adjustment in the securities or number of


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                        securities that are issuable upon exercise of any such
                        Warrant, there shall be an adjustment in the number of Collateral Shares, on the same basis as any adjustment in the securities issuable upon exercise of any such Warrant.

                (c) The Collateral Agent agrees to act in accordance with the provisions of the Security Agreement, the Promissory Note, and this Collateral Agreement. The Collateral Agent shall be reimbursed by Worldwide promptly upon submission of an invoice or invoices on a monthly basis for all of the Collateral Agent's fees at his standard hourly rates and out-of-pocket expenses incurred in connection with this Collateral Agreement.

        2. General Instructions. Unless and until any of the events or contingencies specified in this Collateral Agreement shall occur, the Collateral Agent shall hold and retain in his possession at all times all of the Collateral Shares.

        3. Disposition of the Collateral Shares. The disposition of the Collateral Shares shall be governed by the Security Agreement.

        4. Receipts. Any of the Parties or the Collateral Agent may, at its option, demand a receipt as a condition of the delivery of any payments, stock certificates, securities or documents under this Collateral Agreement

        5. Liability of the Collateral Agent. The Collateral Agent (which term for purposes of this Section 5 shall refer to any and all affiliates of the Collateral Agent) shall not be liable for any error of judgment or for any act done or omitted by him in good faith, or for anything he may in good faith do or refrain from doing in connection with this Agreement; nor for any negligence other than his gross negligence; nor shall the Collateral Agent be answerable for the default or misconduct of his agents, attorneys or employees, if they be selected with reasonable care; nor will any liability be incurred by the Collateral Agent, if, in the event of any dispute or question as to his duties or obligations under this Agreement, he acts in accordance with advice of his legal counsel. The Collateral Agent is authorized to act upon any document believed by him to be genuine and to be signed by one or more of the Parties, and will incur no liability in so acting.

        6. Resignation or Removal of Collateral Agent. The Collateral Agent may resign at any time, upon thirty (30) days' prior written notice to PBM and Worldwide, and may be removed by the mutual consent of PBM and Worldwide, upon at least thirty (30) days' prior notice to the Collateral Agent. Prior to the effective date of the resignation or removal of the Collateral Agent, or any successor Collateral Agent, PBM and Worldwide shall appoint a successor collateral agent to hold the Collateral Shares then held by the Collateral Agent, and any such successor collateral agent shall execute and deliver to the predecessor collateral agent and to PBM and Worldwide an instrument accepting such appointment, and thereupon such successor collateral agent shall, without further act, become vested with all the rights and powers of the predecessor collateral agent as if originally named in this Collateral Agreement, and shall thereafter become subject to the duties of the predecessor collateral agent. If PBM and Worldwide are unable to agree on a successor collateral agent by the effective date of the resignation or removal of the Collateral Agent, or any successor collateral agent, the Collateral Shares then held by the Collateral Agent or such successor collateral agent shall be deposited


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with a party that shall be selected by Worldwide provided that Worldwide shall provide a written opinion of its legal counsel (who shall be reasonably acceptable to PBM) that the holding of the Collateral Shares by such party shall permit PBM to obtain and maintain a valid perfected first lien position in the Collateral Shares.

        7. Governing Document. In the event that any terms, provisions, rights, duties, or obligations set forth in this Collateral Agreement should be in conflict with any terms, provisions, rights, duties, or obligations set forth in the Promissory Note, the Security Agreement or any agreements collateral thereto, the terms, provisions, rights, duties, or obligations set forth in the Security Agreement shall control and the conduct of the Collateral Agent shall be governed accordingly.

        8. Notices. Any notice required to be given under this Collateral Agreement or which may be given under this Collateral Agreement to any party or the Collateral Agent shall be in writing and shall be deemed given: (a) upon receipt if delivered or sent by identified telecopier; or (b) one (1) business day after being sent via reputable overnight courier, prepaid; (c) or three (3) business days after being sent by registered or certified mail, postage prepaid, return receipt requested; or (d) personally delivered to the Parties or the Collateral Agent at their respective addresses or telecopy numbers set forth below their respective names on the signature page hereof. Any of the Parties to this Collateral Agreement and the Collateral Agent may, by notice delivered to the Collateral Agent or the other Parties, as the case may be, change its address for purposes of this Agreement.

        9. Miscellaneous.

                (a) Entire Agreement and Modification. Except as expressly reserved or otherwise provided herein, this Collateral Agreement constitutes the entire agreement between the Parties with regard to its subject matter. The Collateral Agent shall not be bound by any modification of this Collateral Agreement unless there is delivered to the Collateral Agent a written modification signed by the Parties. No such modification shall, without the prior written consent of the Collateral Agent, modify the provisions of this Collateral Agreement relating to the duties, obligations or rights of the Collateral Agent.

                (b) Words and Phrases. Words and phrases such as "to this Agreement," "herein," "hereinafter," "hereto," "hereof," "hereby," "hereinbelow," and "hereunder" when used with reference to this Collateral Agreement, refer to this Collateral Agreement as a whole, unless the context otherwise requires.

                (c) Severability. If any provision of this Collateral Agreement is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the provisions that have not been held invalid or unenforceable shall remain in full force and effect and shall in no way be affected, impaired or invalidated.


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                (d)     No Waiver. No failure or delay on the part of either the
                        Parties of the Collateral Agent, or any of them, in exercising any right, power or privilege under this Agreement shall constitute a waiver thereof or of any other right, power or privilege under this Collateral Agreement.

                (e) Gender and Number. Wherever from the context of this Collateral Agreement it appears appropriate, each term stated in either the singular or the plural, and pronouns stated in either the masculine, feminine or neuter gender, shall include the masculine, feminine and neuter.

                (f) Consent to Jurisdiction; Choice of Law. Any and all claims by or against any of the Parties and/or the Collateral Agent shall be decided under the laws of the State of California, with venue in Orange County, California and each of the Parties and the Collateral Agent hereby consent to the exclusive jurisdiction of, and agrees not to commence any action in a court other than, the state and/or federal courts of the State of California for the purpose of making claims under this Collateral Agreement. Each Party and the Collateral Agent irrevocably and unconditionally waives any objection to the laying of venue in Orange County, California, in connection with any action that may be brought hereunder in the state and/or federal courts of the State of California, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient form.

                (g) Benefit. This Collateral Agreement shall be binding upon and inure to the benefit of the Parties, the Collateral Agent, their respective, successors and assigns.

                (h) Counterparts. This Collateral Agreement may be executed by the Parties and the Collateral Agent in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but altogether signed by the Collateral Agent and all of the Parties hereto.

IN WITNESS WHEREOF, the Parties and Collateral Agent have hereunto set their hands and seals as of the date first above written.

WITNESS                                WORLDWIDE MEDICAL CORPORATION

                                       13 Spectrum Pointe Drive
                                       Lake Forest, CA 92630
                                       Attention:  Daniel G. McGuire, President
                                       (Fax Number:  949-598-8757


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                                       By
----------------------------------        --------------------------------------
                                          Daniel McGuire, President

WITH A COPY TO:                        BRYAN CAVE LLP
(which shall not                       2020 Main Street, Suite 600
constitute notice)                     Irvine, California 92614
                                       Attention:  Randolf W. Katz, Esquire
                                       (Fax Number:  949-223-7100)

WITNESS                                PRINCETON BIOMEDITECH CORPORATION
                                       4242 U.S. Route 1
                                       Monmouth Junction, New
                                       Jersey 08852-1905
                                       Attention: Mr. Jemo Kang
                                       (Fax Number: 732-274-1010)

                                       By
----------------------------------        --------------------------------------
                                          Jemo Kang, President

WITH A COPY TO:                        FOX, ROTHSCHILD, O'BRIEN & FRANKEL
(which shall not                       997 Lenox Drive
constitute notice)                     Lawrenceville, New Jersey 08648
                                       Attention:  Jeffrey H. Nicholas, Esquire
                                       (Fax Number: 609-896-1469)

        The undersigned, intending to be legally bound, hereby agrees to act as Collateral Agent under and pursuant to the terms and conditions of this Agreement.

WITNESS                                 COLLATERAL AGENT


----------------------------------      ----------------------------------------
                                        Randolf W. Katz, Esq.

                                        Address: 2020 Main  Street, Suite 600
                                                 Irvine, California 92614
                                                 (Fax Number: 949-223-7100)


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